U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):   November 13, 2002
                                                  ---------------------



                         NETNATION COMMUNICATIONS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                0-26881               33-0803438
            --------                -------               ----------
        (State or other           (Commission          (I.R.S. Employer
          Jurisdiction            File Number)        Identification No.)
       of incorporation)



           1410 - 555 WEST HASTINGS STREET
          VANCOUVER, BRITISH COLUMBIA, CANADA                 V6B 4N6
          -----------------------------------                 -------
        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:    604.688.8946
                                                    ------------------


                                           NONE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.         Description
          -----------         -----------

              99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

              99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Item  9.  Other  Events  and  Regulation  FD  Disclosure

     On November 13, 2002, each of the Chief Executive Officer, Joseph Kibur, and Chief Financial Officer, Calvin Mah, of NetNation Communications, Inc. executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NETNATION COMMUNICATIONS, INC.



Date:    November 13, 2002                    By:   /s/ Calvin Mah
     ---------------------                       -------------------------------
                                                    Calvin Mah
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

    99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

    99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



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